UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: June 8, 2016
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 8, 2016, Umpqua Holdings Corporation announced a new collaboration project between its subsidiary, Pivotus Ventures, Inc., and the United Kingdom’s Nationwide Building Society. The press release announcing the collaboration is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements
The attached press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are subject to risk and uncertainty and actual results could differ materially due to various risk factors. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. We make forward-looking statements about the development of new bank platforms and our collaborative model. Risks that could cause results to differ from forward-looking statements include our ability to successfully develop and market products or services.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.
Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: June 8, 2016	By:/s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release